Invest In Fractionalized Rental Properties

Unlock the potential of passive income with real estate, the world's largest asset class. Start investing with just $100.

Why Invest With us?



Yield

Whimsy has a goal to select the most trusted rental properties in markets we believe have long-term growth and stability.



Fully Passive

Our plan is to offer each property with full service management, so you can focus on what matters, free from everyday tasks.



Fractional Ownership

Invest in shares of select residential rentals, offering you a lower cost of entry and effortless diversification.



Economic Rights

With Whimsy, you enjoy the benefits of property ownership — including potential rental income, tax advantages, and appreciation.



Alignment

We retain a stake in every property, partnering with you to ensure a secure and confident investment.



Liability

Each property will be held in an LLC and is intended to be backed by insurance at closing, shielding you from personal liability.

Start Investing

How it Works



1 Explore

Discover Whimsy properties and find the perfect investment opportunity that suits your goals.


Buy Shares
Ambergris Caye, Belize
Purchase Amount
$1000.00

2 Invest

Enter the share amount you wish to investment.


Portfolio

3 Earn

Unlock the opportunity for rental income and property growth — all while Whimsy takes care of the management for you.

Still a bit Curious?

Do I need to be involved in any aspect of property management?

No. The properties listed on Whimsy are planned as fully managed investments intended to require no investor involvement in asset or property management. As an investor, you simply select your investment amount and earn your pro-rata share of rental income.

What am I buying?

When you purchase shares in a Whimsy property offering, you are directly buying ownership in the Series of the Whimsy LLC that owns a specific property and are eligible to receive potential payouts derived from your share of monthly rental income as well as potential property value appreciation.

Who is Whimsy for?

Whimsy is engineered to help first-time and experienced investors easily explore new opportunities. Whimsy is a full-service platform for busy professionals to invest in and own fractional ownership of rental properties. We lower the cost-of-entry and minimize the time commitment for real estate investing.

What if I already have properties, can I still use Whimsy?

Absolutely, we help seasoned investors quickly enter new markets and maintain their existing portfolio by providing the property management services infrastructure like leasing, rent payments, maintanence, unit cleaning, and more.

Invest without compromise.

Our goal is to help smart investors invest smarter not harder. We are excited to welcome you to our growing community.

Enter email | Join Us

FORWARD-LOOKING STATEMENT LEGEND: THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT https://www.sec.gov/Archives/edgar/data/2031468/000110465924115748/tm2425093d1_partiiandiii.htm.
YOU SHOULD READ THE OFFERING CIRCULAR BEFORE MAKING ANY INVESTMENT.

This site is operated by Whimsy LLC, which is not a registered broker-dealer or investment advisor. Whimsy LLC does not provide investment advice, endorsement or recommendations with respect to any properties listed on this site. Nothing on this website should be construed as an offer to sell, solicitation of an offer to buy or a recommendation in respect of a security. You are solely responsible for determining whether any investment, investment strategy or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult with licensed legal professionals and investment advisors for any legal, tax, insurance or investment advice. Whimsy LLC does not guarantee any investment performance, outcome or return of capital for any investment opportunity posted on this site. By accessing this site and any pages thereof, you agree to be bound by the Terms of Service and Privacy Policy. All investments involve risk and may result in partial or total loss. By accessing this site, investors understand and acknowledge 1) that investing in real estate, like investing in other fields, is risky and unpredictable; 2) that the real estate industry has its ups and downs; 3) that the real property you invest in might not result in a positive cash flow or perform as you expected; and 4) that the value of any real property you invest in may decline at any time and the future property value is unpredictable. Before making an investment decision, prospective investors are advised to review all available information and consult with their tax and legal advisors. Whimsy does not provide investment advice or recommendations regarding any offering posted on this website. Any investment-related information contained herein has been secured from sources that Whimsy believes to be reliable, but we make no representations or warranties as to the accuracy or completeness of such information and accept no liability therefore. Hyperlinks to third-party sites, or reproduction of third-party articles, do not constitute an approval or endorsement by Whimsy of the linked or reproduced content.

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The Mystic Villas — Single Family

San Pedro, Ambergris Caye — 0 Available

FORWARD-LOOKING STATEMENT LEGEND: THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT https://www.sec.gov/Archives/edgar/data/2031468/000110465924115748/tm2425093d1_partiiandiii.htm.
YOU SHOULD READ THE OFFERING CIRCULAR BEFORE MAKING ANY INVESTMENT.

This site is operated by Whimsy LLC, which is not a registered broker-dealer or investment advisor. Whimsy LLC does not provide investment advice, endorsement or recommendations with respect to any properties listed on this site. Nothing on this website should be construed as an offer to sell, solicitation of an offer to buy or a recommendation in respect of a security. You are solely responsible for determining whether any investment, investment strategy or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult with licensed legal professionals and investment advisors for any legal, tax, insurance or investment advice. Whimsy LLC does not guarantee any investment performance, outcome or return of capital for any investment opportunity posted on this site. By accessing this site and any pages thereof, you agree to be bound by the Terms of Service and Privacy Policy. All investments involve risk and may result in partial or total loss. By accessing this site, investors understand and acknowledge 1) that investing in real estate, like investing in other fields, is risky and unpredictable; 2) that the real estate industry has its ups and downs; 3) that the real property you invest in might not result in a positive cash flow or perform as you expected; and 4) that the value of any real property you invest in may decline at any time and the future property value is unpredictable. Before making an investment decision, prospective investors are advised to review all available information and consult with their tax and legal advisors. Whimsy does not provide investment advice or recommendations regarding any offering posted on this website. Any investment-related information contained herein has been secured from sources that Whimsy believes to be reliable, but we make no representations or warranties as to the accuracy or completeness of such information and accept no liability therefore. Hyperlinks to third-party sites, or reproduction of third-party articles, do not constitute an approval or endorsement by Whimsy of the linked or reproduced content.

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The Mystic Villas

San Pedro, Ambergris Caye

Coming Soon

None	$730,000
Property Leverage	Total Offering Amount

Market

Details

Property Management

Documents

whimsy

Marketplace Terms & Conditions Privacy Policy

FORWARD-LOOKING STATEMENT LEGEND: THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT https://www.sec.gov/Archives/edgar/data/2031468/000110465924115748/tm2425093d1_partiandii.htm.
YOU SHOULD READ THE OFFERING CIRCULAR BEFORE MAKING ANY INVESTMENT.

This site is operated by Whimsy LLC, which is not a registered broker-dealer or investment advisor. Whimsy LLC does not provide investment advice, endorsement or recommendations with respect to any properties listed on this site. Nothing on this website should be construed as an offer to sell, solicitation of an offer to buy or a recommendation in respect of a security. You are solely responsible for determining whether any investment, investment strategy or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult with licensed legal professionals and investment advisors for any legal, tax, insurance or investment advice. Whimsy LLC does not guarantee any investment performance, outcome or return of capital for any investment opportunity posted on this site. By accessing this site and any pages thereof, you agree to be bound by the Terms of Service and Privacy Policy. All investments involve risk and may result in partial or total loss. By accessing this site, investors understand and acknowledge 1) that investing in real estate, like investing in other fields, is risky and unpredictable; 2) that the real estate industry has its ups and downs; 3) that the real property you invest in might not result in a positive cash flow or perform as you expected; and 4) that the value of any real property you invest in may decline at any time and the future property value is unpredictable. Before making an investment decision, prospective investors are advised to review all available information and consult with their tax and legal advisors. Whimsy does not provide investment advice or recommendations regarding any offering posted on this website. Any investment-related information contained herein has been secured from sources that Whimsy believes to be reliable, but we make no representations or warranties as to the accuracy or completeness of such information and accept no liability therefore. Hyperlinks to third-party sites, or reproduction of third-party articles, do not constitute an approval or endorsement by Whimsy of the linked or reproduced content.